Exhibit 99.3

Reinhart Foodservice
Business
(Carve-Out of Certain
Operations of Reyes
Holdings, L.L.C. and Lone
Oak Realty LLC)

Condensed Combined Financial Statements as of and
for the Six Months Ended June 30, 2019 and 2018

REINHART FOODSERVICE BUSINESS
(CARVE-OUT OF CERTAIN OPERATIONS OF REYES
HOLDINGS, L.L.C. AND LONE OAK REALTY LLC)

CONDENSED COMBINED BALANCE SHEETS AS OF JUNE 30, 2019 AND 2018
(Dollars in thousands)

	2019	2018
ASSETS

CURRENT ASSETS:
Cash	$19,265	$20,093
Accounts receivable:
Trade—Net	300,924	298,392
Other	3,927	4,434
Inventories—Net	239,128	235,019
Prepaid expenses and other current assets	13,767	18,953
Total current assets	577,011	576,891
PROPERTY, PLANT AND EQUIPMENT—Net	411,367	392,288
INTANGIBLE ASSETS—Net	139,035	144,033
GOODWILL	576,456	576,456
OTHER ASSETS	12,039	14,035
TOTAL	$1,715,908	$1,703,703

LIABILITIES AND MEMBERS’ CAPITAL

CURRENT LIABILITIES:
Book overdrafts	$134,838	$149,683
Accounts payable	279,793	274,144
Accrued expenses	84,562	81,033
Current installments of long-term debt	4,181	4,004
Total current liabilities	503,374	508,864

LONG-TERM DEBT—Net of current installments	307,615	311,796
OTHER LONG-TERM LIABILITIES	33,986	33,748
DUE TO MEMBERS	312,074	321,138
MEMBERS’ CAPITAL	558,859	528,157
TOTAL	$1,715,908	$1,703,703

See notes to condensed combined financial statements.

REINHART FOODSERVICE BUSINESS
(CARVE-OUT OF CERTAIN OPERATIONS OF REYES
HOLDINGS, L.L.C. AND LONE OAK REALTY LLC)

CONDENSED COMBINED STATEMENTS OF EARNINGS FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(Dollars in thousands)

	2019	2018

NET SALES	$3,072,163	$3,010,795
COST OF SALES	2,651,164	2,602,219
GROSS PROFIT	420,999	408,576
OPERATING EXPENSES:
Warehouse	82,880	79,863
Sales and marketing	63,259	64,005
Delivery	156,156	148,215
General and administrative	71,065	65,549
Total operating expenses	373,360	357,632
OPERATING INCOME	47,639	50,944
OTHER INCOME (EXPENSE):
Interest expense	(17,753)	(16,413)
Other income	18	119
EARNINGS BEFORE INCOME TAX EXPENSE	29,904	34,650
INCOME TAX EXPENSE	5	-
NET EARNINGS	$29,899	$34,650

See notes to condensed combined financial statements.

REINHART FOODSERVICE BUSINESS
(CARVE-OUT OF CERTAIN OPERATIONS OF REYES
HOLDINGS, L.L.C. AND LONE OAK REALTY LLC)

CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(Dollars in thousands)

	2019	2018

NET EARNINGS	$29,899	$34,650
OTHER COMPREHENSIVE INCOME—
Derivative instruments adjustment	1,629	2,186
COMPREHENSIVE INCOME	$31,528	$36,836

See notes to condensed combined financial statements.

REINHART FOODSERVICE BUSINESS
(CARVE-OUT OF CERTAIN OPERATIONS OF REYES
HOLDINGS, L.L.C. AND LONE OAK REALTY LLC)

CONDENSED COMBINED STATEMENTS OF MEMBERS’ CAPITAL FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(Dollars in thousands)

	Members’ Capital	Accumulated Other Comprehensive Income (Loss)	Total

BALANCE—December 31, 2017	$508,181	$4,766	$512,947
Net earnings	34,650	-	34,650
Distributions to Members	(21,626)	-	(21,626)
Other comprehensive income	-	2,186	2,186
BALANCE—June 30, 2018	$521,205	$6,952	$528,157

BALANCE—December 31, 2018	$546,871	$(4,668)	$542,203
Net earnings	29,899	-	29,899
Distributions to Members	(14,872)	-	(14,872)
Other comprehensive income	-	1,629	1,629
BALANCE—June 30, 2019	$561,898	$(3,039)	$558,859

See notes to condensed combined financial statements.

REINHART FOODSERVICE BUSINESS
(CARVE-OUT OF CERTAIN OPERATIONS OF REYES
HOLDINGS, L.L.C. AND LONE OAK REALTY LLC)

CONDENSED COMBINED STATEMENTS OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(Dollars in thousands)

	2019	2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$29,899	$34,650
Adjustments to reconcile net earnings to net cash flows from operating activities:
Depreciation and amortization	26,483	25,083
Loss (gain) on disposal of long-lived assets	278	(378)
Changes in assets and liabilities:
Trade and other receivables	(5,002)	(21,462)
Inventories	(33,543)	(29,341)
Prepaid expenses and other assets	314	(2,400)
Book overdrafts	(1,233)	10,956
Accounts payable	45,133	42,024
Accrued expenses and other liabilities	(10,745)	(6,751)

Net cash flows from operating activities	51,584	52,381

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(40,654)	(33,716)
Proceeds from sale of long-lived assets	137	502

Net cash flows from investing activities	(40,517)	(33,214)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments of long-term debt	(2,029)	(1,946)
Changes in Due to Members	7,157	7,337
Distributions to Members	(14,872)	(21,626)

Net cash flows from financing activities	(9,744)	(16,235)

NET INCREASE IN CASH	1,323	2,932
CASH—Beginning of period	17,942	17,161
CASH—End of period	$19,265	$20,093
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid	$17,778	$16,421

Taxes paid	$5	$-

See notes to condensed combined financial statements.

REINHART FOODSERVICE BUSINESS
(CARVE-OUT OF CERTAIN OPERATIONS OF REYES
HOLDINGS, L.L.C. AND LONE OAK REALTY LLC)

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(Dollars in thousands, unless otherwise noted)

1.	BUSINESS

Reinhart Foodservice, L.L.C. (Reinhart), a Delaware limited liability company, is a broadline distributor of items consisting primarily of food, paper and related products to restaurants, schools, healthcare, government and other institutions in the mid-western, mid-eastern and eastern sections of the United States (U.S.). Reinhart is a wholly owned subsidiary of Reyes Holdings, L.L.C. (Reyes). Reinhart owns the following limited liabilities companies: Mississippi Valley Freight, LLC, Reinhart Louisiana Holdings, L.L.C., Reinhart Foodservice Louisiana, L.L.C. and Reinhart Transportation, LLC.

Lone Oak Realty LLC (Lone Oak, and collectively with Reyes, “Members”) owns commercial real estate in the continental U.S. through a series of wholly owned subsidiaries and leases those properties to subsidiaries of Reyes.

Reinhart leases certain of its facilities from subsidiaries of Lone Oak, including Lone Oak— Bowling Green, L.L.C., Lone Oak—Cincinnati, L.L.C., Lone Oak—Coal Township, L.L.C., Lone Oak—Detroit, L.L.C., Lone Oak—Essex, L.L.C., Lone Oak—Harahan, L.L.C., Lone Oak—Kansas City, L.L.C., Lone Oak—Mt. Pleasant, L.L.C., Lone Oak—Oak Creek, L.L.C., Lone Elm—Omaha, L.L.C., Lone Oak—Rogers, L.L.C., Lone Oak—Shreveport, L.L.C., Lone Oak—Shawano, L.L.C., Lone Oak—Springfield, L.L.C., Lone Oak—Suffolk, L.L.C., and Lone Oak—Taunton, L.L.C. and Lone Oak—Vermont, L.L.C., collectively the “Lone Oak Reinhart Subsidiaries.”

The accompanying carve-out condensed combined financial statements include the historical accounts of the Reinhart foodservice business of Reyes and the historical accounts of the Lone Oak Reinhart Subsidiaries within Lone Oak related to the Reinhart foodservice business, collectively referred to as the “Reinhart Foodservice Business or the Business.”

Fiscal Year—Reyes’ fiscal year consists of twelve months ending on December 31, but certain of its businesses, including Reinhart, use fiscal years consisting of 52 or 53 weeks ending on the Saturday in December closest to December 31. The Reinhart interim periods reported consist of 26 weeks ended June 29, 2019 and 26 weeks ended June 30, 2018.

Basis of Presentation—Stand-alone financial statements have not been historically prepared for the Business. The carve-out condensed combined financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (GAAP) and are presented on a stand-alone basis.

The Business is comprised of certain Reyes and Lone Oak wholly-owned legal entities and certain components of other legal entities in which the Reinhart Foodservice Business operates in conjunction with other Reyes and Lone Oak businesses. For the shared entities in which discrete financial information was not available, allocation methodologies were applied to certain accounts to attribute and allocate amounts to the Business as discussed further in Note 5—Relationship with Members and Related Entities.

For the purposes of the accompanying stand-alone carve-out condensed combined financial statements, the Business has been defined as the assets, liabilities, revenue, and expenses that are attributable to the Business’ operations including: distinct distribution facilities and the associated costs of those facilities, transportation vehicles and their costs which are dedicated to the aforementioned facilities, inventories, the dedicated workforce (e.g., facilities employees, sales force, product category management and back office), customer relationships specific to the Business and the receivables and revenues associated with those sales, direct vendor relationships and the payables and costs associated with those costs, and intellectual property specific to the Business (e.g., brands and trademarks) and the cost to maintain that intellectual property.

The results of operations also include allocations of (i) costs for administrative functions and services performed on behalf of the Business by centralized corporate functions within Reyes; and (ii) Reyes’ general corporate expenses. See Note 5—Relationship with Members and Related Entities for a description of the allocation methodologies employed.

All charges and allocations of costs for facilities, functions, and services performed by Reyes have been deemed paid by the Business to Reyes in the period in which the cost was recorded in the condensed combined statements of earnings. All of the allocations and estimates in the condensed combined financial statements are based on assumptions that management of Reyes and the Business believe are reasonable. However, the condensed combined financial statements included herein may not be indicative of the financial position, results of operations, and cash flows of the Business in the future or if the Business had been a separate, stand-alone entity during the periods presented. Actual costs that would have been incurred if the Business had been a stand-alone company would depend on multiple factors, including organizational structure and strategic decisions made in various areas, such as the division of shared services in legal, finance, human resources, information systems, supply chain, tax, treasury, capital deployment, and marketing, among others. The Business believes that the condensed combined financial statements include all adjustments necessary for a fair presentation of the Business.

The condensed combined financial statements have been prepared by the Business without audit. The financial statements include condensed combined balance sheets, condensed combined statements of earnings, condensed combined statements of comprehensive income, condensed combined statements of members’ capital and condensed combined statements of cash flows. In the opinion of management, all adjustments, which consist of normal recurring adjustments, except as otherwise disclosed, necessary to present fairly the financial position, results of operations, comprehensive income, members’ equity and cash flows for all periods presented have been made.

The results of the operations are not necessarily indicative of the results to be expected for the full calendar year. Therefore, these financial statements should be read in conjunction with the audited combined financial statements and notes thereto. Certain footnote disclosures included in the annual combined financial statements prepared in accordance with GAAP have been condensed or omitted.

2.	CHANGES IN ACCOUNTING—REVENUE FROM CONTRACTS WITH CUSTOMERS

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606) and has issued subsequent amendments to this guidance. This new standard superseded existing revenue recognition standards and eliminated all industry-specific guidance. The new revenue recognition standard provides a unified model to determine when and how revenue is recognized. The revenue recognition principle in ASU 2014-09 is that an entity should recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Business adopted the new standard effective January 1, 2019 using the modified retrospective approach. The adoption of ASU 2014-09 did not have a material impact on the Business’ condensed combined balance sheet or condensed combined results of operations as of the adoption date or for the six months ended June 30, 2019.

3.	DEBT OBLIGATIONS

Reyes has an agreement to sell selected Reinhart trade receivables to third-party financial institutions on an ongoing basis and with limited recourse, subject to borrowing base availability and other terms and conditions. The aggregate maximum amount of borrowings under this agreement was $225,000 at June 30, 2019. Borrowings bear interest at LIBOR based rates plus applicable margins (3.20% to 3.27% as of June 30, 2019). This agreement expires in December 2020. At both June 30, 2019 and 2018, $225,000 was outstanding under this program and is included in long-term debt in the condensed combined balance sheets.

A summary of long-term debt as of June 30, 2019 and 2018, is as follows:

	2019	2018

Mortgage notes payable, with varying interest at LIBOR plus 2.05% to 2.50%, due in varying monthly installments through May 2025	$77,061	$80,672
Mortgage notes payable, with interest at 4.15%, due in monthly principal and interest installments of $67 through September 2021 and a balloon principal payment of $8,755 due October 2021	9,735	10,128
Trade receivables-backed facilities	225,000	225,000
	311,796	315,800
Less current installments	4,181	4,004
Total long-term debt	$307,615	$311,796

4.	DERIVATIVES AND HEDGING ACTIVITIES

The Business uses diesel fuel swap agreements to manage its exposure to changes in diesel fuel costs. Proceeds or payments on these agreements are recorded as adjustments to fuel cost in delivery expenses in the accompanying condensed combined statements of earnings. The Business elected to use hedge accounting for certain of these swap agreements. As of June 30, 2019 and 2018, the notional amount outstanding on the fuel swap agreements accounted for as cash flow hedges was 11,554,000 and 11,630,000 gallons, respectively.

The Business uses interest rate swaps to manage its exposure to changes in interest rates for its floating rate debt. These interest rate swaps qualify as cash flow hedges. The interest rate differential received on the swaps was $280 for the six months ended June 30, 2019 and differential paid on the swaps was $2 for the six months ended June 30, 2018, respectively, and was recognized in the condensed combined statements of earnings as a decrease and an increase in interest expense, respectively. As of June 30, 2019 and 2018, the notional principal amount outstanding on the interest rate swaps was $77,061 and $80,674, respectively.

5.	RELATIONSHIP WITH MEMBERS AND RELATED ENTITIES

Historically, the Business has been managed and operated by Reyes. Accordingly, certain shared costs have been allocated to the Business and reflected as expenses in these condensed combined financial statements. Management believes the allocation methodologies are a reasonable reflection of the utilization of services provided to or the benefits received by the Business during the periods presented. The expenses reflected in the accompanying condensed combined statements of earnings may not be indicative of expenses that will be incurred by the Business in the future.

These condensed combined financial statements include direct and indirect expense allocations of costs associated with corporate finance, information services, human resources, corporate office and other services. These costs are allocated to the Business based on direct usage/benefit where identifiable or other measures as determined appropriate by management. The allocated functional service expenses and general corporate expenses included in the condensed combined statements of earnings were $4,154 and $2,907 for the six months ended June 30, 2019 and 2018, respectively.

The Business participates in the Reyes’ centralized cash management and financing programs. Certain short and long-term debt needs for the Business are financed by Reyes and financing decisions for Reyes and Lone Oak wholly owned subsidiaries are determined by the Reyes’ central treasury operations.

At June 30, 2019, Reinhart provided guarantees of term notes and a revolving line of credit of Reyes, which expire through December 2030. The guarantees relate to borrowings made by Reyes principally for acquisitions, capital projects and to fund net working capital. Under the terms of the guarantees, Reinhart would be required to fulfill the guarantees should Reyes be in default of its terms. Several other companies owned by Reyes also guarantee this debt. No liability has been recorded in connection with this guarantee. Reyes has also pledged its ownership interest in Reinhart as security for its debt.

The Reyes’ debt facilities contain certain financial covenants which require that Reyes not exceed certain levels of leverage and minimum fixed charge coverage ratio. Reyes was in compliance with all covenants as of June 30, 2019 and 2018.

At June 30, 2019, certain of the Lone Oak Reinhart Subsidiaries provided guarantees of a term facility and a revolving line of credit of Lone Oak, which expire through November 2025. The guarantees relate to borrowings made by Lone Oak principally for purchases of or construction projects relating to commercial real estate properties. Under the terms of the guarantees, the Lone Oak Reinhart Subsidiaries would be required to fulfill the guarantees should Lone Oak be in default of its terms. Several other companies owned by Lone Oak also guarantee these debt instruments. No liability has been recorded in connection with these guarantees.

The Lone Oak term facility contains certain financial covenants which require Lone Oak to maintain a required level of tangible net worth and the related guaranteeing Lone Oak Reinhart Subsidiary to maintain required levels of fixed charge coverage. Lone Oak and each of the guaranteeing Lone Oak Reinhart Subsidiaries were in compliance with all covenants as of June 30, 2019 and 2018.

The amount Due to Members bears interest at rates that adjust periodically. At June 30, 2019, the interest rate ranged from 2.57% to 6.10%.

The Business paid fees to a related party of $9,656 and $5,741 for the six months ended June 30, 2019 and 2018, respectively, in exchange for services provided related to maintaining certain of our transportation equipment.

6.	CONTINGENCIES

The Business is a party to various litigation, which arises in the ordinary course of business. Management makes provision for a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Management believes the provisions are adequate to address potential liability in litigation matters. Management is of the opinion that the outcome of such litigation will not have material adverse effect on the Business’ financial position, results of operations or cash flows.

7.	SUBSEQUENT EVENTS

In July 2019, Performance Food Group Company entered into an agreement with Reyes and Lone Oak to acquire the membership interests of Reinhart and the Lone Oak Reinhart Subsidiaries.

The Business has evaluated subsequent events through September 6, 2019. There were no other subsequent events that require recognition of disclosure.

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